                                                      EXHIBIT 10.36(c)
                           SECOND AMENDMENT
                                  TO
                   CONVEYANCE OF PRODUCTION PAYMENT

     Reference for all purposes is hereby made to that certain Conveyance of Production Payment dated September 25, 1992, from ENRON OIL & GAS COMPANY, a Delaware corporation ("Grantor") to CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 1400 Smith Street, P. O. Box 1188, Houston, Texas 77251-1188 ("Grantee"), as amended by that certain First Amendment to Conveyance of Production Payment dated effective April 1, 1993, between Grantor and Grantee (the "Conveyance"), pertaining to certain oil and gas leases, wells and related interests, which Conveyance is recorded as set forth on Exhibit C hereto.

     WHEREAS, Grantor and Grantee desire to amend the Conveyance as hereinafter set forth as of July 1, 1993 (the "Effective Date") to release certain Leases and Subject Wells from the Conveyance and to add certain additional oil and gas leases, wells and related interests and to make other changes as provided herein:

     NOW, THEREFORE, for and in consideration of the premises and of the sum of Ten Dollars and no/100ths ($10.00) and other good and valuable consideration, cash in hand paid to Grantor by Grantee, Grantor and Grantee do hereby amend the Conveyance as follows:

     1. Capitalized terms as used herein shall have the meanings given to them in Article II of the Conveyance unless otherwise defined herein.

     2. Exhibit A to the Conveyance is hereby amended by deleting those Leases set forth on Exhibit A-1 hereto (the "Deleted Leases") and those Subject Wells set forth on Exhibit A-2 hereto (the "Deleted Wells") and adding those oil and gas leases and related interests set forth on Exhibit B-1 hereto (the "Added Leases") and those wells set forth on Exhibit B-2 hereto (the "Added Wells").

     3. Grantee hereby releases the Deleted Leases and the Deleted Wells from the Conveyance and hereby grants, reconveys and delivers unto Grantor, its successors and assigns, without recourse, covenant or warranty of any kind, express, implied or statutory, the Production Payment insofar and only insofar as the Production Payment covers or applies to the Deleted Leases and the Deleted Wells. Grantor hereby grants, conveys and delivers unto Grantee, its successors and assigns, the Production Payment described in the Conveyance as hereby amended in accordance with the terms and provisions of the Conveyance as hereby amended.

     4. Except as expressly amended hereby, the Conveyance shall remain in full force and effect as heretofore entered into and amended. Grantor and Grantee ratify and confirm the Conveyance as hereby amended.

     5. This instrument is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

     WITNESS THE EXECUTION HEREOF, this 29th day of September, 1993, to be effective as of the Effective Date.

                              GRANTOR:
WITNESSES:                    ENRON OIL & GAS COMPANY


                              By:
                              Name: G. E. Uthlaut
                              Title: Sr. Vice President

                              GRANTEE:

WITNESSES:                    CACTUS HYDROCARBON 1992-A LIMITED
                              PARTNERSHIP

                              By:  Enron Big Piney Corp.
                                   General Partner


                              By:
                              Name: Andrew S. Fastow
                              Title: Vice President

EXHIBIT "A-1"  -    Description of Deleted Leases
EXHIBIT "A-2"  -    Description of Deleted Wells
EXHIBIT "B-1"  -    Description of Added Leases
EXHIBIT "B-2"  -    Description of Added Wells
EXHIBIT "C"    -    Recordation Schedule - Conveyance of Production
                    Payment and First Amendment to Conveyance of
                    Production Payment

STATE OF TEXAS

COUNTY OF HARRIS

     On this _____ day of _____________________, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared ________________________, to me personally known, who, being by me duly sworn, did say that he is the ___________________ of ENRON OIL & GAS COMPANY, a Delaware corporation, and that the instrument was signed in behalf of the corporation by authority of its Board of Directors and that ____________________ acknowledged the instrument to be the free act and deed of the corporation.


                                   NOTARY PUBLIC, IN AND FOR
                                   THE STATE OF TEXAS

                                   Printed Name of Notary

STATE OF TEXAS

COUNTY OF HARRIS

     On this _____ day of ____________________, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared ______________________, to me personally known, who, being by me duly sworn, did say that he is the ________________ of Enron Big Piney Corp., General Partner of CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, and that the instrument was signed on behalf of said corporation, acting as General Partner of said limited partnership and that _________________________ acknowledged the instrument to be the free act and deed of the limited partnership.
                                   NOTARY PUBLIC, IN AND FOR
                                   THE STATE OF TEXAS


                                   Printed Name of Notary

                              EXHIBIT A-1

     Attached to and made a part of that certain Second Amendment to Conveyance of Production Payment effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                            DELETED LEASES

                         SUBLETTE COUNTY, WYOMING
ENRON                                                                                                   LEASE
LEASE NO.           LESSOR           LEGAL DESCRIPTION                                    DATE        RECORDING
50427-000           W-055275         Township 26 North, Range 112 West, 6th P.M          2/1/59      Not Recorded
                                     Section 22:  NE/4NE/4, SE/4, S/2NE/4
                                     Section 23: NW/4NW/4, SW/4NW/4,3 E/2NW/4, SW/4
                                     Limited to only the Frontier formation under said
                                     lands.

                                   EXHIBIT A-2

Attached to and made a part of that certain Second Amendment to Conveyance of Production Payment effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                              DELETED WELLS

                          LINCOLN COUNTY, WYOMING
WELL NAME           WELL NUMBER    LEGAL DESCRIPTION                                 WI BPO      NRI BPO     WI APO     NRI APO
Fontenelle 11-36    0912100001     Township 26 North, Range 112 West, 6th P.M.      .0170308    .0148326    .0195606   .0161375
                                   Section 36: NW/4NW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 12-03    0912200001     Township 25North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                   Section 3: SW/4NW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 13-11    0912300001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 11: NW/4SW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 13-24    0912400001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195597   .0184859
                                   Section 24: NW/4SW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 13-34    0012400001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195597   .0184859
                                   Section 34: NW/4SW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 14-01    0912500001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 1: SW/4SW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 14-02    0912600001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 2: SW/4SW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 14-04    0912800001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 4: SW/4NW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 14-06    0912900001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 6: Lot 7
                                   Formation: Consl. Frontier ABCD

Fontenelle 14-27    0912700001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 27: SW/4SW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 22-36    0913100001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 36: SE/4NW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 23-07F   0913400001     Township 25 North, Range 111 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 7: NE/4SW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 23-25    0913200001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 25: NE/4SW/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 23-33    0913300001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 33: Lot 7
                                   Formation: Consl. Frontier ABCD

Fontenelle 31-04    0913500001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 4: NW/4NE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 31-05    0913600001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 4: NW/4NE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 31-06F   0913700001     Township 25 North, Range 111 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 6: NW/4NE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 32-10    0913800001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 10: SW/4NE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 33-04    0914100001     Township 25 North, Range 112 West, 6th P.M.      .0148326    .0148326    .0195606   .0161375
                                   Section 4: NW/4SE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 33-12    0128800001     Township 15 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 12: NW/4SE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 33-13    0913900001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 13: NW/4SE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 33-24    0914000001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 25: NW/4SE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 34-03    0914000001     Township 15 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 3: SW/4SE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 34-09    0914500001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 9: SW/4SE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 34-23    0914200001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 23: SW/4SE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 34-28    0914300001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 28: Lot 9
                                   Formation: Consl. Frontier ABCD

Fontenelle 41-09    0914900001     Township 25 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 9: NE/4NE/4
                                   Formation: Consl. Frontier ABCD

Fontenelle 41-24    0914600001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 24: Lot 1
                                   Formation: Consl. Frontier ABCD

Fontenelle 41-26    0914800001     Township 26 North, Range 112 West, 6th P.M.      .0134239    .0118418    .0195606   .0161375
                                   Section 36: Lot 1
                                   Formation: Consl. Frontier ABCD

                                   EXHIBIT B-1

Attached to and made a part of that certain Second Amendment to Conveyance of Production Payment effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                     ADDED LEASES

                                 LINCOLN COUNTY, WYOMING
ENRON
LEASE NO.        LESSOR           LEGAL DESCRIPTION                                  DATE         RECORDED
75237-000        ST of WY         Township 26 North, Range 112 West, 6th P.M.        2/2/86       Book 236 PR,
                 86-00117         Section 16:  NW/4, NW/4NE/4, S/2NE/4, S1/2                      Page 170

                                     EXHIBIT B-2

Attached to and made a part of that certain Second Amendment to Conveyance of Production Payment effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                     ADDED WELLS

                              LINCOLN COUNTY, WYOMING
WELL NAME            WELL NUMBER          LEGAL DESCRIPTION                 WI BPO      NRI BPO    WI APO    NRI APO
Spur Canyon #1       0236940001      Township 26 North, Range 112 West,      100%         75%       100%       75%
                                     6th P.M.
                                     Section 16: NE/4NW/4

West Stead
Canyon #22-16        0240000001      Township 26 North, Range 112 West,      100%         75%       100%       75%
                                     6th P.M.
                                     Section 16: SW/4NE/4

                                     EXHIBIT C

Attached to and made a part of that certain Second Amendment to Conveyance of Production Payment effective as of the 1st day of May, 1993 from Enron Oil & Gas Company ("EOG") as Grantor to Cactus
Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

Document                         Filing Entity        Recording Reference

Conveyance of Production         Lincoln County       Book 317 PR, Page 312
Payment  dated September 25,                          File No. 755518
1992 from EOG to Cactus                               October 8, 1992

                                 Sublette County      Book 89 O&G, Page 512
                                                      File No. 238874
                                                      October 2, 1992

                                 BLM                  October 2, 1992

                                 Wyoming State Land   November 20, 1992
                                 Board

First Amendment to Conveyance    Lincoln County       Book 330 PR, Page 47
of Production Payment dated                           File No. 765869
effective April 1, 1993 from                          June 4, 1993
EOG to Cactus

                                 Sublette County      Book 92 O&G, Page 341
                                                      File No. 241742
                                                      May 28, 1993

